Prospectus Supplement

John Hancock Funds II (the Trust)

Small Cap Growth Fund (the fund)

Supplement dated September 28, 2023 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

Effective on or about November 29, 2023 (the “Effective Date”), the following information supplements and supersedes any information to the contrary relating to the fund contained in the Summary Prospectus.

At its meeting held on September 26-28, 2023, the Board of Trustees of the Trust (the Board) approved changes to the fund’s subadvisory arrangements such that Axiom Investors LLC (Axiom) will be the sole subadvisor to the fund. Accordingly, as of the Effective Date, all references to Redwood Investments and its portfolio managers as part of the fund’s portfolio management team will be removed from the Prospectus. In addition, at the same meeting, the Board also approved a reduction in the fund’s management fee schedule as of the Effective Date.

In connection with the Board actions described above, as of the Effective Date, the Summary Prospectus will be further hereby amended as follows:

1.	The fund’s name will be changed to Small Cap Dynamic Growth Fund, and all references to Small Cap Growth Fund will be changed to reflect the fund’s new name.

2.	The “Annual fund operating expenses” table and the “Expense example” table under “Fees and expenses” will be amended and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R6
Management fee[1]	0.85	0.85	0.85	0.85
Distribution and service (Rule 12b-1) fees	0.25	1.00	0.00	0.00
Other expenses	0.18	0.18	0.18	0.07
Total annual fund operating expenses	1.28	2.03	1.03	0.92
Contractual expense reimbursement[2]	–0.01	–0.01	–0.01	–0.01
Total annual fund operating expenses after expense reimbursements	1.27	2.02	1.02	0.91

1	“Management fee” has been restated to reflect the contractual management fee schedule effective on or about November 29, 2023.
2

The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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Expenses ($)	A	C		I	R6
		Sold	Not Sold
1 year	623	305	205	104	93
3 years	885	636	636	327	292
5 years	1,166	1,092	1,092	568	509
10 years	1,967	2,165	2,165	1,259	1,130

3.	The “Principal investment strategies” portion of the Summary Prospectus will be revised and restated in its entirety as follows:

Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small-cap companies. The fund defines small-cap companies as those that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000 Growth Index (approximately $10.5 billion as of October 31, 2022).

The fund invests mainly in common stocks, but it may also invest in exchange-traded funds (ETFs) to a limited extent, generally for purposes of gaining temporary market exposure.

The manager’s growth philosophy and process is focused on fundamental, bottom-up stock selection and includes three key elements: (i) positive fundamental changes, (ii) sustainable earnings growth, and (iii) an attractive valuation. The manager’s investment process generally begins with the broad universe of securities included in U.S. small capitalization indices. The manager seeks to achieve the fund’s investment objective by investing in equity investments that the manager believes will provide higher returns than the Russell 2000 Growth Index. The manager then focuses its fundamental research by collecting, scoring and monitoring forward-looking operational data related to specific companies, industries, and sectors. It then seeks to identify quantifiable changes by consistently tracking these data points.

Once the manager has identified a positive change, it holistically assesses the key company, industry, sector, macro and country stock drivers and compares them to consensus expectations. The fund may focus its investments in a particular sector or sectors of the economy. The manager then determines a risk/return rating for each company it has identified. This ranking is utilized by the portfolio management team to build a portfolio with consistent and balanced risk/return characteristics.

The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.

The operational metrics and investment thesis of the portfolio’s holdings are continuously monitored to ensure the ranking and weighting of each security in the portfolio is appropriate given the level of risk/return. The fund may trade securities actively as the investment thesis improves or deteriorates.

4.	The following risk will be added to the fund’s “Principal risks of investing in the fund” in the Summary Prospectus:

ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria.

5.	The “Foreign securities risk” and “Initial public offerings (IPOs) risk” will be removed under “Principal risks of investing in the fund” in the Summary Prospectus.

6.	The following disclosure will be added as the first paragraph under “A note on performance” under “Past performance”:

Prior to the Effective Date, the fund was managed by a different subadvisor pursuant to different investment strategies, and thus, the performance presented prior to this date should not be attributed to Axiom. The fund’s performance shown below might have differed materially had Axiom managed the fund prior to the Effective Date.

7.	Matthew Franco, CFA and David Kim, CFA will be portfolio managers of the fund. Mr. Franco and Mr. Kim will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

The following will replace in its entirety the subadvisor information in the Summary Prospectus under the heading “Investment management”:

Investment Advisor John Hancock Investment Management LLC

Subadvisor Axiom Investors LLC (Axiom)

Additionally, the following will replace in its entirety the portfolio manager information in the Summary Prospectus under the heading “Portfolio management”:

Matthew Franco, CFA Managing Director and Portfolio Manager Managed the fund since 2023	David Kim, CFA Senior Vice President and Portfolio Manager Managed the fund since 2023

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.